EXECUTION COUNTERPART






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                                LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT

                                   dated as of

                                  June 29, 2001

                                     between

     XL CAPITAL LTD, X.L. AMERICA, INC., XL INSURANCE LTD, XL EUROPE LTD and
                                   XL RE LTD,
                       as Account Parties and Guarantors,

                            The LENDERS Party Hereto

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                                 --------------

                                 $1,000,000,000

                                 --------------

                          J.P. MORGAN SECURITIES INC.,
                    as Advisor, Lead Arranger and Bookrunner

                                       and

                      MELLON BANK, N.A. and CITIBANK, N.A.,
                            as Co-Syndication Agents

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                                TABLE OF CONTENTS
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ARTICLE I..........................................................................1

   DEFINITIONS.....................................................................1
       SECTION 1.01.  Defined Terms................................................1
       SECTION 1.02.  Terms Generally.............................................10
       SECTION 1.03.  Accounting Terms; GAAP and SAP..............................10

ARTICLE II........................................................................11

   THE CREDITS....................................................................11
       SECTION 2.01.  Syndicated Letters of Credit................................11
       SECTION 2.02.  Issuance and Administration.................................12
       SECTION 2.03.  Reimbursement of LC Disbursements, Etc......................13
       SECTION 2.04.  Termination and Reduction of the Commitments................15
       SECTION 2.05.  Fees .......................................................16
       SECTION 2.06.  Increased Costs.............................................17
       SECTION 2.07.  Taxes.......................................................18
       SECTION 2.08.  Payments Generally; Pro Rata Treatment; Sharing
                           of Set-offs............................... ............19
       SECTION 2.09.  Mitigation Obligations; Replacement of Lenders..............21
       SECTION 2.10.  Participated Letters of Credit..............................22

ARTICLE III.......................................................................26

   GUARANTEE......................................................................26
       SECTION 3.01.  The Guarantee...............................................26
       SECTION 3.02.  Obligations Unconditional...................................26
       SECTION 3.03.  Reinstatement...............................................27
       SECTION 3.04.  Subrogation.................................................27
       SECTION 3.05.  Remedies....................................................27
       SECTION 3.06.  Continuing Guarantee........................................27
       SECTION 3.07.  Rights of Contribution......................................27
       SECTION 3.08.  General Limitation on Guarantee Obligations.................28

ARTICLE IV........................................................................29

   REPRESENTATIONS AND WARRANTIES.................................................29
       SECTION 4.01.  Organization; Powers........................................29
       SECTION 4.02.  Authorization; Enforceability...............................29
       SECTION 4.03.  Governmental Approvals; No Conflicts........................29
       SECTION 4.04.  Financial Condition; No Material Adverse Change.............29
       SECTION 4.05.  Properties..................................................30
       SECTION 4.06.  Litigation and Environmental Matters........................30
       SECTION 4.07.  Compliance with Laws and Agreements.........................30
       SECTION 4.08.  Investment and Holding Company Status.......................31
       SECTION 4.09.  Taxes ......................................................31
       SECTION 4.10.  ERISA ......................................................31

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       SECTION 4.11.  Disclosure..................................................31
       SECTION 4.12.  Use of Credit...............................................31
       SECTION 4.13.  Subsidiaries................................................32
       SECTION 4.14.  Withholding Taxes...........................................32
       SECTION 4.15.  Stamp Taxes.................................................32
       SECTION 4.16.  Legal Form..................................................32

ARTICLE V.........................................................................32

   CONDITIONS.....................................................................32
       SECTION 5.01.  Effective Date..............................................32
       SECTION 5.02.  Each Credit Event...........................................34

ARTICLE VI........................................................................34

   AFFIRMATIVE COVENANTS..........................................................34
       SECTION 6.01.  Financial Statements and Other Information..................34
       SECTION 6.02.  Notices of Material Events..................................36
       SECTION 6.03.  Preservation of Existence and Franchises....................36
       SECTION 6.04.  Insurance...................................................36
       SECTION 6.05.  Maintenance of Properties...................................37
       SECTION 6.06.  Payment of Taxes and Other Potential Charges and Priority
                           Claims; Payment of Other Current Liabilities...........37
       SECTION 6.07.  Financial Accounting Practices..............................37
       SECTION 6.08.  Compliance with Applicable Laws.............................38
       SECTION 6.09.  Use of Letters of Credit....................................38
       SECTION 6.10.  Continuation of and Change in Businesses....................38
       SECTION 6.11.  Visitation..................................................38

ARTICLE VII.......................................................................38

   NEGATIVE COVENANTS.............................................................38
       SECTION 7.01.  Mergers.....................................................38
       SECTION 7.02.  Dispositions................................................38
       SECTION 7.03.  Liens 39
       SECTION 7.04.  Transactions with Affiliates................................40
       SECTION 7.05.  Ratio of Total Funded Debt to Total Capitalization..........41
       SECTION 7.06.  Consolidated Net Worth......................................41
       SECTION 7.07.  Indebtedness................................................41
       SECTION 7.08.  Claims Paying Ratings.......................................41
       SECTION 7.09.  Private Act.................................................42

ARTICLE VIII......................................................................42

   EVENTS OF DEFAULT..............................................................42

ARTICLE IX........................................................................44

   THE ADMINISTRATIVE AGENT.......................................................44


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ARTICLE X.........................................................................46

   MISCELLANEOUS..................................................................46
       SECTION 10.01.  Notices....................................................46
       SECTION 10.02.  Waivers; Amendments........................................47
       SECTION 10.03.  Expenses; Indemnity; Damage Waiver.........................48
       SECTION 10.04.  Successors and Assigns.....................................49
       SECTION 10.05.  Survival...................................................52
       SECTION 10.06.  Counterparts; Integration; Effectiveness...................53
       SECTION 10.07.  Severability...............................................53
       SECTION 10.08.  Right of Setoff............................................53
       SECTION 10.09.  Governing Law; Jurisdiction; Etc...........................54
       SECTION 10.10.  WAIVER OF JURY TRIAL.......................................54
       SECTION 10.11.  Headings...................................................55
       SECTION 10.12.  Treatment of Certain Information; Confidentiality..........55
       SECTION 10.13.  Judgment Currency..........................................56
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SCHEDULE I   - Commitments
SCHEDULE II  - Indebtedness and Liens
SCHEDULE III - Litigation
SCHEDULE IV  - Environmental Matters
SCHEDULE V   - Subsidiaries
SCHEDULE VI  - Letters of Credit


EXHIBIT A    - Form of Assignment and Acceptance
EXHIBIT B-1 - Form of Opinion of Paul S. Giordano, Esq., Counsel to XL Capital EXHIBIT B-2 - Form of Opinion of Martha Bannerman, Esq., Counsel to XL America EXHIBIT B-3 - Form of Opinion of Special U.S. Counsel to the Obligors
EXHIBIT B-4  - Form of Opinion of Special Bermuda Counsel to XL Insurance and XL
Re
EXHIBIT B-5 - Form of Opinion of Special Cayman Islands Counsel to XL Capital EXHIBIT B-6 - Form of Opinion of Special Irish Counsel to XL Europe
EXHIBIT C    - Form of Opinion of Special New York Counsel to Chase









                                      iii

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                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT dated as of June
29, 2001, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("XL CAPITAL"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE LTD, a Bermuda limited liability corporation ("XL INSURANCE"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE") and XL RE LTD, a Bermuda limited liability corporation ("XL RE" and, together with XL Capital, XL America, XL Insurance and XL Europe, each an "ACCOUNT PARTY" and each a "GUARANTOR" and collectively, the "ACCOUNT PARTIES" and the "Guarantors"; the Account Parties and the Guarantors being collectively referred to as the "OBLIGORS"), the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  The Account Parties have requested that the Lenders issue letters of credit for their account in an aggregate face amount not exceeding $1,000,000,000 at any one time outstanding, and the Lenders are prepared to issue such letters of credit upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

                  "ACCOUNT PARTIES" means each of XL Capital, XL America, XL Insurance, XL Europe and XL Re.

                  "ACCOUNT PARTY JURISDICTION" means (a) Bermuda, (b) the Cayman Islands, (c) the Republic of Ireland and (d) any other country (i) where any Account Party is licensed or qualified to do business or (ii) from or through which payments hereunder are made by any Account Party.

                  "ADMINISTRATIVE AGENT" means Chase, in its capacity as administrative agent for the Lenders hereunder.

                  "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly, Controls or is Controlled by or is under common Control with the Person specified.

                  "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate for such day PLUS 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

                  "APPLICABLE PERCENTAGE" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "AVAILABILITY PERIOD" means the period from and including the Effective Date to and including the Commitment Termination Date.

                  "BACKSTOPPED LETTER OF CREDIT" means a letter of credit identified in Schedule VI (a) issued for account of an Account Party, (b) as to which the issuer thereof has become the beneficiary of a Letter of Credit issued hereunder under which such beneficiary is entitled to draw in an amount equal to any drawing under such identified letter of credit and (c) as to which, if the reimbursement obligations thereunder were originally secured, such beneficiary terminates any Lien securing such reimbursement obligations upon its receipt of such Letter of Credit.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, London, the Cayman Islands, British West Indies, Bermuda or Ireland are authorized or required by law to remain closed.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CHANGE IN CONTROL" means the occurrence of any of the following events or conditions: (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, and the rules and regulations thereunder) shall have become the beneficial owner (as defined in rules promulgated by the SEC) of more than 40% of the voting securities of XL Capital; (b) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of XL Capital; or (c) a majority of the members of XL Capital's board of directors are persons who are then serving on the board of directors without having been elected by the board of directors or having been nominated for election by its shareholders.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.06(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "CHASE" means The Chase Manhattan Bank.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITMENT" means, with respect to each Lender, the commitment of such Lender to issue Syndicated Letters of Credit and to acquire participations in Participated Letters of Credit hereunder. The initial amount of each Lender's Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, but in each case as such Commitment may be (a) reduced from time to time pursuant to Section 2.04 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial aggregate amount of the Lenders' Commitments is $1,000,000,000.

                  "COMMITMENT TERMINATION DATE" means June 28, 2002.

                  "CONFIRMING LENDER" means, with respect to any Lender, any other bank that has agreed, by delivery of an agreement in form and substance satisfactory to the Administrative Agent that such other bank will itself honor the obligations of such Lender in respect of a draft complying with the terms of a Syndicated Letter of Credit as if, and to the extent, such other bank were the "Issuing Lender" named in such Syndicated Letter of Credit.

                  "CONSOLIDATED NET WORTH" means, at any time, the consolidated stockholders' equity of XL Capital and its Subsidiaries.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

                  "CREDIT AGREEMENT" means the 364-Day Credit Agreement dated as of June 29, 2001 between the Obligors, the lenders party thereto and Chase, as administrative agent for such lenders.

                  "CREDIT DOCUMENTS" means, collectively, this Agreement and the Letter of Credit Documents.

                  "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -4-

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "EFFECTIVE DATE" means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

                  "ENVIRONMENTAL LAWS" means any Law, whether now existing or subsequently enacted or amended, relating to (a) pollution or protection of the environment, including natural resources, (b) exposure of Persons, including but not limited to employees, to Hazardous Materials, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Hazardous Materials or (d) regulation of the manufacture, use or introduction into commerce of Hazardous Materials, including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal.

                  "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of an Account Party or any Subsidiary resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract or agreement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with any Account Party, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA EVENT" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Account Party or any of such Account Party's ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Account Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT trustee to administer any Plan; (f) the incurrence by any Account Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Account Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Account Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Article VIII.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Account Party hereunder, (a) Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which any Account Party is located or (c) with respect to any Lender (other than an assignee pursuant to a request by XL Capital pursuant to Section 2.09(b)) any Indemnified Tax that (i) is in effect and would apply to amounts payable to such Lender at the time such Lender becomes a party to this Agreement (or designates a new lending office), other than any Indemnified Tax imposed on any payment to any Lender to the extent such Lender (or its assignee, as the case may be) was entitled, at the time of designation of a new lending office (or assignment, as the case may be) to receive additional amounts from such Account Party with respect to such Indemnified Tax pursuant to Section 2.07(a) or (ii) is attributable to such Lender's failure or inability to comply with Section 2.07(e).

                  "EXISTING LETTER OF CREDIT AGREEMENT" means the Letter of Credit and Reimbursement Agreement dated as of July 5, 2000 between the Obligors, the lenders party thereto, and Chase, as administrative agent for such lenders.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCIAL OFFICER" means, with respect to any Obligor, a principal financial officer of such Obligor.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state or local, and


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTEE" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor for the purpose of assuring the holder of such Indebtedness, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keepwell agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount of the Indebtedness in respect of which such Guarantee is made. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning.

                  "GUARANTORS" means each of XL Capital, XL America, XL Insurance, XL Europe and XL Re.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "INDEBTEDNESS" means, for any Person, without duplication (it being understood, for the avoidance of doubt, that insurance payment liabilities, as such, and liabilities arising in the ordinary course of such Person's business as an insurance or reinsurance company (including GICs) or corporate member of The Council of Lloyd's or as a provider of financial or investment services or contracts (in each case other than in connection with the provision of financing to such Person or any of such Person's Affiliates) shall not be deemed to constitute Indebtedness): (i) all indebtedness or liability for or on account of money borrowed by, or for or on account of deposits with or advances to (but not including accrued pension costs, deferred income taxes or accounts payable of) such Person; (ii) all obligations (including contingent liabilities) of such Person evidenced by bonds, debentures, notes, banker's acceptances or similar instruments; (iii) all indebtedness or liability for or on account of property or services purchased or acquired by such Person; (iv) any amount secured by a Lien on property owned by such Person (whether or

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT not assumed) and Capital Lease Obligations of such Person (without regard to any limitation of the rights and remedies of the holder of such Lien or the lessor under such capital lease to repossession or sale of such property); (v) the maximum available amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed); and (vi) all Guarantees of such Person.

                  "INDEMNIFIED TAXES" means Taxes (including Other Taxes) imposed on the Administrative Agent or any Lender on or with respect to any payment hereunder or the execution, delivery or enforcement of, or otherwise with respect to this Agreement other than Excluded Taxes.

                  "ISSUING LENDER" means (a) with respect to any Participated Letter of Credit, The Chase Manhattan Bank, in its capacity as the issuer of such Participated Letter of Credit hereunder, and its successors in such capacity as provided in Section 2.10(j) and (b) with respect to any Syndicated Letter of Credit, each Lender, in its capacity as the issuer of such Syndicated Letter of Credit.

                  "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

                  "LC DISBURSEMENT" means (a) with respect to any Participated Letter of Credit, a payment made by the Issuing Lender pursuant thereto and (b) with respect to any Syndicated Letter of Credit, a payment made by a Lender pursuant thereto.

                  "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time PLUS (b) the aggregate amount of all LC Disbursements under Letters of Credit that have not yet been reimbursed by or on behalf of the Account Parties at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "LENDER AFFILIATE" means with respect to any Lender, (a) an Affiliate of such Lender or (b) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

                  "LENDERS" means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "LETTER OF CREDIT DOCUMENTS" means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  "LETTERS OF CREDIT" means each of the Syndicated Letters of Credit and the Participated Letters of Credit.

                  "LIEN" means, with respect to any asset, any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

                  "MARGIN STOCK" means "margin stock" within the meaning of Regulations T, U and X of the Board.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on:
(a) the assets, business, financial condition or operations of an Account Party and its Subsidiaries taken as a whole; or (b) the ability of an Account Party to perform any of its payment or other material obligations under this Agreement.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "NAIC" means the National Association of Insurance Commissioners.

                  "NAIC APPROVED LENDER" means (a) any Lender that is a bank listed on the most current Bank List of banks approved by the NAIC (the "NAIC LENDER LIST") or (b) any Lender as to which its Confirming Lender is a bank listed on the NAIC Lender List.

                  "NON-U.S. BENEFIT PLAN" means any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States by any Account Party or any of their Subsidiaries, with respect to which such Account Party or such Subsidiary has an obligation to contribute, for the benefit of employees of such Account Party or such Subsidiary, which plan, fund or other similar program provides, or results in, the type of benefits described in Section 3(1) or 3(2) of ERISA, and which plan is not subject to ERISA or the Code.

                  "OBLIGORS" means each of the Account Parties and each of the Guarantors.

                  "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "PARTICIPATED LETTERS OF CREDIT" means letters of credit issued under Section 2.10.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

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

                  "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Account Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "PRIVATE ACT" means separate legislation enacted in Bermuda with the intention that such legislation apply specifically to an Account Party, in whole or in part.

                  "QUARTERLY DATES" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

                  "REGISTER" has the meaning assigned to such term in Section 10.04.

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "REPLACED LETTER OF CREDIT" means a letter of credit identified in Schedule VI (a) issued for account of an Account Party and (b) as to which the beneficiary thereof has become the beneficiary of a Letter of Credit issued hereunder that contains a provision to the effect that such Letter of Credit shall be of no force or effect, and no drawing under such Letter of Credit may be made, unless and until the issuer of such identified letter of credit receives such identified letter of credit within 30 days after the date of issuance of such Letter of Credit together with instructions from such beneficiary to cancel such identified letter of credit.

                  "REQUIRED LENDERS" means, at any time, Lenders having Commitments representing more than 50% of the sum of the total Commitments at such time; PROVIDED that, if the Commitments have expired or been terminated, "Required Lenders" means Lenders having more than 50% of the aggregate LC Exposure of the Lenders.

                  "SAP" means, as to each Account Party and each Subsidiary that offers insurance products, the statutory accounting practices prescribed or permitted by the relevant Governmental Authority for such Account Party's or such Subsidiary's domicile for the preparation of its financial statements and other reports by insurance corporations of the same type as such Account Party or such Subsidiary in effect on the date such statements or reports are to be prepared, except if otherwise notified by XL Capital as provided in Section 1.03.

                  "SEC" means the Securities and Exchange Commission or any successor entity.

                  "SUBSIDIARY" means, with respect to any Person (the "PARENT"), at any date, any corporation (or similar entity) of which a majority of the shares of outstanding capital stock normally entitled to vote for the election of directors (regardless of any contingency which does


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
or may suspend or dilute the voting rights of such capital stock) is at such time owned directly or indirectly by the parent or one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of an Account Party.

                  "SYNDICATED LETTERS OF CREDIT" means letters of credit issued under Section 2.01.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TOTAL FUNDED DEBT" means, at any time, all Indebtedness of XL Capital and its Subsidiaries which would at such time be classified in whole or in part as a liability on the consolidated balance sheet of XL Capital in accordance with GAAP.

                  "TRANSACTIONS" means the execution, delivery and performance by the Obligors of this Agreement and the other Credit Documents to which any Account Party is intended to be a party and the issuance of Letters of Credit hereunder.

                  "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.03. ACCOUNTING TERMS; GAAP AND SAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP or SAP, as the context requires, each as in effect from time to time; PROVIDED that, if XL Capital notifies the Administrative Agent that the Account Parties request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or SAP, as the case may be, or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Account Parties that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT any such notice is given before or after such change in GAAP or SAP, as the case may be, or in the application thereof, then such provision shall be interpreted on the basis of GAAP or SAP, as the case may be, as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01.  SYNDICATED LETTERS OF CREDIT.

                  (a) GENERAL. Subject to the terms and conditions set forth herein, at the request of any Account Party the Lenders agree at any time and from time to time during the Availability Period to issue Syndicated Letters of Credit for account of such Account Party in an aggregate amount that will not result in the total LC Exposure exceeding the total Commitments (it being understood that Syndicated Letters of Credit may be issued, or be outstanding, for the account of more than one of the Account Parties at any time). Each Syndicated Letter of Credit shall be in such form as is consistent with the requirements of the applicable regulatory authorities in Illinois, California or New York as reasonably determined by the Administrative Agent or as otherwise agreed to by the Administrative Agent and XL Capital; PROVIDED that, without the prior consent of each Lender, no Syndicated Letter of Credit may be issued that would vary the several and not joint nature of the obligations of the Lenders thereunder as provided in the next succeeding sentence. Each Syndicated Letter of Credit shall be issued by all of the Lenders, acting through the Administrative Agent, at the time of issuance as a single multi-bank letter of credit, but the obligation of each Lender thereunder shall be several and not joint, based upon its Applicable Percentage of the aggregate undrawn amount of such Syndicated Letter of Credit.

                  (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL OR EXTENSION. To request the issuance of a Syndicated Letter of Credit (or the amendment, renewal or extension of an outstanding Syndicated Letter of Credit), an Account Party shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent) to the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Syndicated Letter of Credit, or identifying the Syndicated Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, as the case may be (which shall be a Business Day), the date on which such Syndicated Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Syndicated Letter of Credit, the name and address of the beneficiary thereof and the terms and conditions of (and such other information as shall be necessary to prepare, amend, renew or extend, as the case may be) such Syndicated Letter of Credit. If any Syndicated Letter of Credit shall provide for the automatic extension of the expiry date thereof unless the Administrative Agent gives notice that such expiry date shall not be extended, then the Administrative Agent will give such notice if requested to do so by the Required Lenders in a notice given to the Administrative Agent not more than 60 days, but not less than 45 days, prior to the current expiry date of such Syndicated Letter of Credit. If requested by the Administrative Agent, such Account Party also shall submit a letter of credit application on Chase's standard form in connection with any request for a



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

Syndicated Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Account Party to, or entered into by any Account Party with, the Administrative Agent relating to any Syndicated Letter of Credit, the terms and conditions of this Agreement shall control.

                  (c) LIMITATIONS ON AMOUNTS. A Syndicated Letter of Credit shall be issued, amended, renewed or extended only if (and upon such issuance, amendment, renewal or extension of each Syndicated Letter of Credit the Account Parties shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (A) the aggregate LC Exposure of the Lenders shall not exceed the excess, if any, of (i) the aggregate amount of the Commitments OVER (ii) the aggregate stated amount of all letters of credit identified in Schedule VI (other than Backstopped Letters of Credit and Replaced Letters of Credit) at the time outstanding and (B) the sum of (i) the LC Exposure of each Lender PLUS (ii) the aggregate stated amount of all letters of credit identified in Schedule VI issued by such Lender (other than Backstopped Letters of Credit and Replaced Letters of Credit) at the time outstanding shall not exceed the Commitment of such Lender.

                  (d) EXPIRY DATE. Each Syndicated Letter of Credit shall expire at or prior to the close of business on the date one year after the date of the issuance of such Syndicated Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension).

                  (e) OBLIGATION OF LENDERS. The obligation of any Lender under any Syndicated Letter of Credit shall be several and not joint and shall at any time be in an amount equal to such Lender's Applicable Percentage of the aggregate undrawn amount of such Syndicated Letter of Credit, and each Syndicated Letter of Credit shall expressly so provide.

                  (f) CONTINUATION OF EXISTING LETTERS OF CREDIT. Subject to the terms and conditions hereof, each Letter of Credit under (and as defined in) the Existing Letter of Credit Agreement which is outstanding on the Effective Date and designated by the Account Parties in a notice to the Administrative Agent shall be continued hereunder on the Effective Date by all of the Lenders, and the obligation of each such Lender shall be several and not joint, based upon its Applicable Percentage and the aggregate undrawn amount of such Letter of Credit (as so defined), which shall be deemed a Syndicated Letter of Credit under this Agreement as of such date. The Administrative Agent shall, on the Effective Date or promptly thereafter, notify each beneficiary of such Letter of Credit that is continued hereunder of the Lenders party thereto, and their respective Applicable Percentages, as of the Effective Date.

                  SECTION 2.02. ISSUANCE AND ADMINISTRATION. Each Syndicated Letter of Credit shall be executed and delivered by the Administrative Agent in the name and on behalf of, and as attorney-in-fact for, each Lender party to such Syndicated Letter of Credit, and the Administrative Agent shall act under each Syndicated Letter of Credit, and each Syndicated Letter of Credit shall expressly provide that the Administrative Agent shall act, as the agent of each Lender to (a) receive drafts, other demands for payment and other documents presented by the beneficiary under such Syndicated Letter of Credit, (b) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Syndicated


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

Letter of Credit and (c) notify such Lender and the Account Parties that a valid drawing has been made and the date that the related LC Disbursement is to be made; PROVIDED that the Administrative Agent shall have no obligation or liability for any LC Disbursement under such Syndicated Letter of Credit, and each Syndicated Letter of Credit shall expressly so provide. Each Lender hereby irrevocably appoints and designates the Administrative Agent as its attorney-in-fact, acting through any duly authorized officer of Chase, to execute and deliver in the name and on behalf of such Lender each Syndicated Letter of Credit to be issued by such Lender hereunder. Promptly upon the request of the Administrative Agent, each Lender will furnish to the Administrative Agent such powers of attorney or other evidence as any beneficiary of any Syndicated Letter of Credit may reasonably request in order to demonstrate that the Administrative Agent has the power to act as attorney-in-fact for such Lender to execute and deliver such Syndicated Letter of Credit.

                  SECTION 2.03.  REIMBURSEMENT OF LC DISBURSEMENTS, ETC.

                  (a) REIMBURSEMENT. If any Lender shall make any LC Disbursement in respect of any Syndicated Letter of Credit, regardless of the identity of the Account Party of such Syndicated Letter of Credit, the Account Parties jointly and severally agree that they shall reimburse such Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than noon, New York City time, on (i) the Business Day that the Account Parties receive notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Account Parties receive such notice, if such notice is not received prior to such time.

                  (b) REIMBURSEMENT OBLIGATIONS ABSOLUTE. The Account Parties' joint and several obligations to reimburse LC Disbursements as provided in paragraph (a) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Syndicated Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Syndicated Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment under a Syndicated Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Syndicated Letter of Credit (PROVIDED that the Account Parties shall not be obligated to reimburse such LC Disbursements unless payment is made against presentation of a draft or other document that at least substantially complies with the terms of such Syndicated Letter of Credit), (iv) at any time or from time to time, without notice to any Account Party, the time for any performance of or compliance with any of such reimbursement obligations of any other Account Party shall be waived, extended or renewed, (v) any of such reimbursement obligations of any other Account Party shall be amended or otherwise modified in any respect, or any guarantee of any of such reimbursement obligations shall be released, substituted or exchanged in whole or in part or otherwise dealt with, (vi) the occurrence of any Default, (vii) the existence of any proceedings of the type described in clause (g) or (h) of Article VIII with respect to any other Account Party or any guarantor of any of such reimbursement obligations, (viii) any lack of validity or enforceability of any of such reimbursement obligations against any other Account Party or any guarantor of any of such reimbursement obligations, or (ix) any other event or circumstance


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the obligations of any Account Party hereunder.

                  Neither the Administrative Agent, nor any Lender nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Syndicated Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Syndicated Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond their control; PROVIDED that the foregoing shall not be construed to excuse the Administrative Agent or a Lender from liability to any Account Party to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Account Parties to the extent permitted by applicable law) suffered by any Account Party that are caused by the gross negligence or wilful misconduct of the Administrative Agent or a Lender. The parties hereto expressly agree that:

                  (i) the Administrative Agent may accept documents that appear on their face to be in substantial compliance with the terms of a Syndicated Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Syndicated Letter of Credit;

                  (ii) the Administrative Agent shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Syndicated Letter of Credit; and

                  (iii) this sentence shall establish the standard of care to be exercised by the Administrative Agent when determining whether drafts and other documents presented under a Syndicated Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

                  (c) DISBURSEMENT PROCEDURES. The Administrative Agent shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under any Syndicated Letter of Credit. The Administrative Agent shall promptly after such examination (i) notify each of the Lenders and the Account Parties by telephone (confirmed by telecopy) of such demand for payment and (ii) deliver to each Lender a copy of each document purporting to represent a demand for payment under such Syndicated Letter of Credit. With respect to any drawing properly made under a Syndicated Letter of Credit, each Lender will make an LC Disbursement in respect of such Syndicated Letter of Credit in accordance with its liability under such Syndicated Letter of Credit and this Agreement, such LC Disbursement to be made to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make any such LC Disbursement available to the beneficiary of such Syndicated Letter of Credit by promptly

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
crediting the amounts so received, in like funds, to the account identified by such beneficiary in connection with such demand for payment. Promptly following any LC Disbursement by any Lender in respect of any Syndicated Letter of Credit, the Administrative Agent will notify the Account Parties of such LC Disbursement; PROVIDED that any failure to give or delay in giving such notice shall not relieve the Account Parties of their obligation to reimburse the Lenders with respect to any such LC Disbursement.

                  (d) INTERIM INTEREST. If any LC Disbursement with respect to a Syndicated Letter of Credit is made, then, unless the Account Parties shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Account Parties reimburse such LC Disbursement, at the rate per annum equal to (i) 1% PLUS the Alternate Base Rate to but excluding the date three Business Days after such LC Disbursement and (ii) from and including the date three Business Days after such LC Disbursement, 3% PLUS the Alternate Base Rate.

                  (e) RIGHT OF CONTRIBUTION. The Account Parties hereby agree, as between themselves, that if any Account Party shall pay any reimbursement obligation in respect of any LC Disbursement with respect to a Syndicated Letter of Credit issued to support the obligations of another Account Party (the "SPECIFIED ACCOUNT PARTY"), the Specified Account Party shall, on demand (but subject to the next sentence), pay to such first Account Party an amount equal to the amount of such reimbursement. The payment obligation of a Specified Account Party to another Account Party under this paragraph (e) shall be subordinate and subject in right of payment to the prior payment in full of the obligations of the Specified Account Party under this Agreement and each other Credit Document, and such other Account Party shall not exercise any right or remedy with respect to such reimbursement until payment and satisfaction in full of all of such obligations of the Specified Account Party.

                  SECTION 2.04.  TERMINATION AND REDUCTION OF THE COMMITMENTS.

                  (a) SCHEDULED TERMINATION. Unless previously terminated, the Commitments shall terminate at the close of business on the Commitment Termination Date.

                  (b) VOLUNTARY TERMINATION OR REDUCTION. The Account Parties may at any time terminate, or from time to time reduce, the Commitments; PROVIDED that (i) each reduction of the Commitments shall be in an amount that is $25,000,000 or a larger multiple of $5,000,000 and (ii) the Account Parties shall not terminate or reduce the Commitments if the total LC Exposure would exceed the total Commitments.

                  (c) NOTICE OF VOLUNTARY TERMINATION OR REDUCTION. XL Capital shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by XL Capital pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Commitments delivered by XL Capital may state that such notice is conditioned upon the effectiveness of other credit facilities, in which


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
case such notice may be revoked by XL Capital (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (d) EFFECT OF TERMINATION OR REDUCTION. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

                  SECTION 2.05.  FEES.

                  (a) FACILITY FEE. XL Capital agrees to pay to the Administrative Agent for account of each Lender a facility fee, which shall accrue at a rate per annum equal to 0.06%, (i) prior to the termination of such Lender's Commitment, on the daily amount of such Commitment (whether used or unused) during the period from and including the Effective Date to but excluding the earlier of the date such Commitment terminates and the Commitment Termination Date and (ii) if such Lender continues to have any LC Exposure after its Commitment terminates, on the daily amount of such Lender's LC Exposure from and including the date on which such Lender's Commitment terminates to but excluding the date on which such Lender ceases to have any LC Exposure. Accrued facility fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments terminate and the Commitment Termination Date; PROVIDED that after the termination of the Commitments, facility fees shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) SYNDICATED LETTER OF CREDIT FEE. XL Capital agrees to pay to the Administrative Agent for account of each Lender a letter of credit fee which shall accrue at a rate per annum equal to 0.315% on the average daily aggregate undrawn amount of all outstanding Syndicated Letters of Credit during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure. Syndicated Letter of Credit fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; PROVIDED that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Letter of credit fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) PARTICIPATED LETTER OF CREDIT FEES. XL Capital agrees to pay (i) to the Administrative Agent for account of each Lender a participation fee with respect to its participations in Participated Letters of Credit, which shall accrue at a rate of 0.315% per annum on the average daily amount of such Lender's LC Exposure in respect of Participated Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any such LC Exposure, and (ii) to the Issuing Lender a fronting fee, which shall accrue at a rate of 0.125% per annum on the average daily amount of the LC Exposure in respect of Participated Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination


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
of the Commitments and the date on which there ceases to be any such LC Exposure, as well as the Issuing Lender's standard administrative fees with respect to the issuance, amendment, renewal or extension of any Participated Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; PROVIDED that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (d) ADMINISTRATIVE AGENT FEES. XL Capital agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between XL Capital and the Administrative Agent.

                  (e) PAYMENT OF FEES. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of the facility fees and the letter of credit fees referred to in paragraphs (a) and (b) of this Section, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.06.  INCREASED COSTS.

                  (a)  INCREASED COSTS GENERALLY.  If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender; or

                  (ii) impose on any Lender any other condition affecting this Agreement or any Letter of Credit;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender hereunder, then the Account Parties jointly and severally agree that they will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                  (b) CAPITAL REQUIREMENTS. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Letters of Credit issued by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Account Parties will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.


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

                  (c) CERTIFICATES FROM LENDERS. A certificate of a Lender setting forth such Lender's good faith determination of the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to XL Capital and shall be conclusive absent manifest error. The Account Parties shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof by XL Capital.

                  (d) DELAY IN REQUESTS. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that the Account Parties shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies XL Capital of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90 day period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.07.  TAXES.

                  (a) PAYMENTS FREE OF TAXES. Any and all payments by or on account of any obligation of the Account Parties hereunder shall be made free and clear of and without deduction for any Indemnified Taxes; PROVIDED that if any Account Party shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Account Party shall make such deductions and
(iii) such Account Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) PAYMENT OF OTHER TAXES BY THE ACCOUNT PARTIES. In addition, each Account Party shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) INDEMNIFICATION BY THE ACCOUNT PARTIES. The Account Parties shall indemnify the Administrative Agent and each Lender, within 10 days after written demand to XL Capital therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to XL Capital by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive as between such Lender or the Administrative Agent, as the case may be, and the Account Parties absent manifest error.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Account Party to a Governmental Authority, XL Capital on behalf of such Account Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) EXEMPTIONS. Each Lender and the Administrative Agent shall, at the written request of XL Capital, provide to any Account Party such form, certification or similar documentation, if any (each duly completed, accurate and signed) as is currently required by any Account Party Jurisdiction or any other jurisdiction, or comply with such other requirements, if any, as is currently applicable in such Account Party Jurisdiction or any other jurisdiction, in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Indemnified Taxes or Other Taxes to which such Lender or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of such Account Party Jurisdiction or any other jurisdiction; PROVIDED that XL Capital shall have furnished to such Lender or the Administrative Agent in a reasonably timely manner copies of such documentation and notice of such requirements together with applicable instructions. The Account Parties shall not be required to indemnify any Lender or the Administrative Agent under Section 2.07(a) or (c) for any Indemnified Taxes or Other Taxes to the extent such Indemnified Taxes or Other Taxes would not be imposed but for the failure by such Lender or the Administrative Agent, as the case may be, to comply with the provisions of the preceding sentence. Upon the written request of XL Capital, each Lender and the Administrative Agent will provide to XL Capital such form, certification or similar documentation (each duly completed, accurate and signed) as may in the future be required by any Account Party Jurisdiction or any other jurisdiction, or comply with such other requirements, if any, as may be applicable in such Account Party Jurisdiction or any other jurisdiction in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Indemnified Taxes or Other Taxes to which such Lender or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of the relevant jurisdiction, PROVIDED that neither such Lender nor the Administrative Agent shall have any obligation to provide such form, certification or similar document if it would be unduly burdensome, would require such Lender or the Administrative Agent to disclose any confidential information or would otherwise be materially disadvantageous to such Lender or the Administrative Agent and PROVIDED FURTHER that the Account Party shall have furnished to such Lender or the Administrative Agent in a reasonably timely manner copies of such documentation and notice of such requirements together with applicable instructions.

                  SECTION 2.08. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

                  (a) PAYMENTS BY THE ACCOUNT PARTIES. The Account Parties shall make each payment required to be made by them hereunder (whether reimbursement of LC Disbursements, interest or fees, or under Section 2.06 or 2.07, or otherwise) or under any other Credit Document (except to the extent otherwise provided therein) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT offices at 270 Park Avenue, New York, New York, except payments pursuant to Sections 2.06, 2.07 and 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

                  (b) APPLICATION OF INSUFFICIENT PAYMENTS. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of unreimbursed LC Disbursements then due to such parties.

                  (c) PRO RATA TREATMENT. Except to the extent otherwise provided herein: (i) each reimbursement of LC Disbursements shall be made to the Lenders, each payment of fees under Section 2.05 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.04 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments and
(ii) each payment of interest shall be made for account of the Lenders pro rata in accordance with the amounts of interest then due and payable to the respective Lenders.

                  (d) SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of LC Disbursements; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Account Party pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in LC Disbursements to any assignee or participant, other than to any Account Party or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Account Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Account Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Account Party in the amount of such participation.

                  (e) PRESUMPTIONS OF PAYMENT. Unless the Administrative Agent shall have received notice from an Account Party prior to the date on which any payment is due to the


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Administrative Agent for account of the Lenders hereunder that such Account Party will not make such payment, the Administrative Agent may assume that such Account Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the relevant Account Party has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

                  (f) CERTAIN DEDUCTIONS BY THE ADMINISTRATIVE AGENT. If any Lender shall fail to make any payment required to be made by it pursuant to
Section 2.08(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.09.  MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

                  (a) DESIGNATION OF A DIFFERENT LENDING OFFICE. If any Lender requests compensation under Section 2.06, or if any Account Party is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.07, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.06 or 2.07, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Account Party hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) REPLACEMENT OF LENDERS. If any Lender requests compensation under Section 2.06, or if any Account Party is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.07, or if any Lender defaults in its obligation to make LC Disbursements hereunder, or if any Lender ceases to be an NAIC Approved Lender, then XL Capital may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) XL Capital shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding amount of its LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the relevant Account Party (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.06 or payments required to be made pursuant to Section 2.07, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT result of a waiver by such Lender or otherwise, the circumstances entitling the relevant Account Party to require such assignment and delegation cease to apply.

                  SECTION 2.10.  PARTICIPATED LETTERS OF CREDIT.

                  (a) GENERAL. Subject to the terms and conditions set forth herein, in addition to the issuance of Syndicated Letters of Credit provided for in Section 2.01, any Account Party may request the Issuing Lender to issue, at any time and from time to time during the Availability Period, Participated Letters of Credit for its own account. Each Participated Letter of Credit shall be in such form as is consistent with the requirements of the applicable regulatory authorities in Illinois, California or New York as reasonably determined by the Administrative Agent or as otherwise agreed to by the Administrative Agent and XL Capital. Participated Letters of Credit issued hereunder shall constitute utilization of the Commitments.

                  (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL OR EXTENSION. To request the issuance of a Participated Letter of Credit (or the amendment, renewal or extension of an outstanding Participated Letter of Credit), an Account Party shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Participated Letter of Credit, or identifying the Participated Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Participated Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Participated Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Participated Letter of Credit. If requested by the Issuing Lender, such Account Party also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Participated Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by such Account Party to, or entered into by any Account Party with, the Issuing Lender relating to any Participated Letter of Credit, the terms and conditions of this Agreement shall control.

                  (c) LIMITATIONS ON AMOUNTS. A Participated Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Participated Letter of Credit each Account Party shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure of the Issuing Lender with respect to Participated Letters of Credit (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (e) of this Section) shall not exceed $50,000,000 and (ii) the total LC Exposure of the Lenders shall not exceed the total Commitments.

                  (d) EXPIRY DATE. Each Participated Letter of Credit shall expire at or prior to the close of business on the date one year after the date of the issuance of such Participated Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension).


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

                  (e) PARTICIPATIONS. By the issuance of a Participated Letter of Credit (or an amendment to a Participated Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Participated Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Participated Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Participated Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Participated Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for account of the Issuing Lender, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Lender in respect of any Participated Letter of Credit promptly upon the request of the Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Account Parties or at any time after any reimbursement payment is required to be refunded to the Account Parties for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly following receipt by the Administrative Agent of any payment from the Account Parties pursuant to the next following paragraph, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement shall not relieve the Account Parties of their obligation to reimburse such LC Disbursement.

                  (f) REIMBURSEMENT. If any Lender shall make any LC Disbursement in respect of any Participated Letter of Credit, regardless of the identity of the Account Party of such Participated Letter of Credit, the Account Parties jointly and severally agree that they shall reimburse such Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than noon, New York City time, on (i) the Business Day that the Account Parties receive notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Account Parties receive such notice, if such notice is not received prior to such time.

                  If the Account Parties fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Account Parties in respect thereof and such Lender's Applicable Percentage thereof.

                  (g) OBLIGATIONS ABSOLUTE. The Account Parties' joint and several obligations to reimburse LC Disbursements in respect of any Participated Letter of Credit as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Participated Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Participated Letter of Credit proving to be forged, fraudulent or invalid in any

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
respect or any statement therein being untrue or inaccurate in any respect,
(iii) payment by the Issuing Lender under a Participated Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Participated Letter of Credit (PROVIDED that the Account Parties shall not be obligated to reimburse such LC Disbursements unless payment is made against presentation of a draft or other document that at least substantially complies with the terms of such Participated Letter of Credit),
(iv) at any time or from time to time, without notice to any Account Party, the time for any performance of or compliance with any of such reimbursement obligations of any other Account Party shall be waived, extended or renewed, (v) any of such reimbursement obligations of any other Account Party shall be amended or otherwise modified in any respect, or any guarantee of any of such reimbursement obligations shall be released, substituted or exchanged in whole or in part or otherwise dealt with, (vi) the occurrence of any Default, (vii) the existence of any proceedings of the type described in clause (g) or (h) of
Article VIII with respect to any other Account Party or any guarantor of any of such reimbursement obligations, (viii) any lack of validity or enforceability of any of such reimbursement obligations against any other Account Party or any guarantor of any of such reimbursement obligations, or (ix) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the obligations of any Account Party hereunder.

                  Neither the Administrative Agent, the Lenders nor the Issuing Lender, nor any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the payment or failure to make any payment under a Participated Letter of Credit (irrespective of any of the circumstances referred to in the preceding sentence) as a result of determining whether drafts or other documents presented under a Participated Letter of Credit comply with the terms thereof, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Participated Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; PROVIDED that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Account Parties to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Account Parties to the extent permitted by applicable law) suffered by the Account Parties that are caused by the Issuing Lender's gross negligence or willful misconduct when determining whether drafts and other documents presented under a Participated Letter of Credit comply with the terms thereof. The parties hereto expressly agree that:

                  (i) the Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Participated Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Participated Letter of Credit;

                  (ii) the Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Participated Letter of Credit; and


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (iii) this sentence shall establish the standard of care to be exercised by the Issuing Lender when determining whether drafts and other documents presented under a Participated Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

                  (h) DISBURSEMENT PROCEDURES. The Issuing Lender shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Participated Letter of Credit. The Issuing Lender shall promptly after such examination notify the Administrative Agent and XL Capital by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make a LC Disbursement thereunder; PROVIDED that any failure to give or delay in giving such notice shall not relieve the Account Parties of their obligation to reimburse the Issuing Lender and the Lenders with respect to any such LC Disbursement.

                  (i) INTERIM INTEREST. If any LC Disbursement is made with respect to a Participated Letter of Credit, then, unless the Account Parties shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Account Parties reimburse such LC Disbursement, at the rate per annum equal to (i) 1% PLUS the Alternate Base Rate to but excluding the date three Business Days after such LC Disbursement and (ii) from and including the date three Business Days after such LC Disbursement, 3% PLUS the Alternate Base Rate. Interest accrued pursuant to this paragraph shall be for account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Lender shall be for account of such Lender to the extent of such payment.

                  (j) REPLACEMENT OF THE ISSUING LENDER. The Issuing Lender may be replaced at any time by written agreement between XL Capital, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Account Parties shall pay all unpaid fees accrued for account of the replaced Issuing Lender pursuant to Section 2.05(c). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Participated Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Participated Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Participated Letters of Credit.




                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                   ARTICLE III

                                    GUARANTEE

                  SECTION 3.01. THE GUARANTEE. Each Guarantor hereby jointly and severally guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the LC Disbursements (and interest) made by the Lenders to each of the Account Parties (other than such Guarantor in its capacity as an Account Party hereunder) and all other amounts from time to time owing to the Lenders or the Administrative Agent by such Account Parties under this Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). Each Guarantor hereby further jointly and severally agrees that if any Account Party (other than such Guarantor in its capacity as an Account Party hereunder) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  SECTION 3.02. OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Account Parties under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; or

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Account Party under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  SECTION 3.03. REINSTATEMENT. The obligations of the Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Account Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  SECTION 3.04. SUBROGATION. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against any Account Party or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                  SECTION 3.05. REMEDIES. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Account Parties under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Account Party and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by any Account Party) shall forthwith become due and payable by the Guarantors for purposes of Section 3.01.

                  SECTION 3.06.  CONTINUING GUARANTEE.  The guarantee in this
Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  SECTION 3.07. RIGHTS OF CONTRIBUTION. The Guarantors (other than XL Capital) hereby agree, as between themselves, that if any such Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor (other than XL Capital) shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article III and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  For purposes of this Section, (i) "EXCESS FUNDING GUARANTOR" means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "EXCESS PAYMENT" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "PRO RATA SHARE" means, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors (other than XL Capital) exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors under this Article III) of all of the Guarantors (other than XL Capital), determined (A) with respect to any Guarantor that is a party hereto on the date hereof, as of the date hereof, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

                  SECTION 3.08. GENERAL LIMITATION ON GUARANTEE OBLIGATIONS. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 3.01 would otherwise, taking into account the provisions of Section 3.07, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Each Account Party represents and warrants to the Lenders that:

                  SECTION 4.01. ORGANIZATION; POWERS. Such Account Party and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as



                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 4.02. AUTHORIZATION; ENFORCEABILITY. The Transactions are within such Account Parties' corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by such Account Party and constitutes a legal, valid and binding obligation of such Account Party, enforceable against such Account Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, examination or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  SECTION 4.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of (including any exchange control approval), registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Account Party or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon such Account Party or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien on any asset of such Account Party or any of its Subsidiaries.

                  SECTION 4.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

                  (a) FINANCIAL CONDITION. Such Account Party has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders' equity and cash flows of such Account Party and its consolidated Subsidiaries (A) as of and for the fiscal years ended December 31, 1999 and December 31, 2000, reported on by PricewaterhouseCoopers LLP, independent public accountants (as provided in XL Capital's Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2000), and (B) as of and for the fiscal quarter ended March 31, 2001, as provided in XL Capital's Report on Form 10-Q filed with the SEC for the fiscal quarter ended March 31, 2001. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of such Account Party and its respective consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP or (in the case of XL Europe, XL Insurance or XL
Re) SAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (B) of the first sentence of this paragraph.

                  (b) NO MATERIAL ADVERSE CHANGE. Since December 31, 2000, there has been no material adverse change in the assets, business, financial condition or operations of such Account Party and its Subsidiaries, taken as a whole.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 4.05.  PROPERTIES.

                  (a) PROPERTY GENERALLY. Such Account Party and each of its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by Section 7.03 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) INTELLECTUAL PROPERTY. Such Account Party and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by such Account Party and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.06.  LITIGATION AND ENVIRONMENTAL MATTERS.

                  (a) ACTIONS, SUITS AND PROCEEDINGS. Except as disclosed in
Schedule III or as routinely encountered in claims activity, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of such Account Party, threatened against or affecting such Account Party or any of its Subsidiaries
(i) as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions.

                  (b) ENVIRONMENTAL MATTERS. Except as disclosed in Schedule IV and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither such Account Party nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required for its business under any Environmental Law, (ii) has incurred any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                  SECTION 4.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Such Account Party and each of its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  SECTION 4.08. INVESTMENT AND HOLDING COMPANY STATUS. Such Account Party is not (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 4.09. TAXES. Such Account Party and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect.

                  Except as could not reasonably be expected to result in a Material Adverse Effect, (i) all contributions required to be made by any Account Party or any of their Subsidiaries with respect to a Non-U.S. Benefit Plan have been timely made, (ii) each Non-U.S. Benefit Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws and has been maintained, where required, in good standing with the applicable Governmental Authority and (iii) neither any Account Party nor any of their Subsidiaries has incurred any obligation in connection with the termination or withdrawal from any Non-U.S. Benefit Plan.

                  SECTION 4.11. DISCLOSURE. The reports, financial statements, certificates or other information furnished by such Account Party to the Lenders in connection with the negotiation of this Agreement or delivered hereunder (taken as a whole) do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, such Account Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 4.12. USE OF CREDIT. Neither such Account Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no Letter of Credit will be used in connection with buying or carrying any Margin Stock.

                  SECTION 4.13. SUBSIDIARIES. Set forth in Schedule V is a complete and correct list of all of the Subsidiaries of XL Capital as of the date hereof, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Schedule V, (x) each of XL Capital and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule V, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) except as disclosed in filings of XL Capital


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT with the SEC prior to the date hereof, there are no outstanding Equity Rights with respect to any Account Party.

                  SECTION 4.14. WITHHOLDING TAXES. Based upon information with respect to each Lender provided by each Lender to the Administrative Agent, as of the date hereof, the payment of the LC Disbursements and interest thereon, the fees under Section 2.05 and all other amounts payable hereunder will not be subject, by withholding or deduction, to any Taxes imposed by any Account Party Jurisdiction.

                  SECTION 4.15. STAMP TAXES. To ensure the legality, validity, enforceability or admissibility in evidence of this Agreement, it is not necessary that this Agreement or any other document be filed or recorded with any Governmental Authority or that any stamp or similar tax be paid on or in respect of this Agreement, or any other document other than such filings and recordations that have already been made and such stamp or similar taxes that have already been paid.

                  SECTION 4.16. LEGAL FORM. This Agreement is in proper legal form under the laws of any Account Party Jurisdiction for the admissibility thereof in the courts of such Account Party Jurisdiction.


                                    ARTICLE V

                                   CONDITIONS

                  SECTION 5.01. EFFECTIVE DATE. The obligations of the Lenders or the Issuing Lender, as the case may be, to issue or continue Letters of Credit hereunder are subject to the receipt by the Administrative Agent of each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

                  (a) EXECUTED COUNTERPARTS. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) OPINIONS OF COUNSEL TO THE OBLIGORS. Opinions, each dated the Effective Date, of (i) Paul S. Giordano, Esq., counsel to XL Capital, substantially in the form of Exhibit B-1, (ii) Martha Bannerman, Esq., counsel to XL America, substantially in the form of Exhibit B-2, (iii) Cahill Gordon & Reindel, special U.S. counsel for the Obligors, substantially in the form of Exhibit B-3, (iv) Conyers, Dill & Pearman, special Bermuda counsel to XL Insurance and XL Re, substantially in the form of Exhibit B-4, (v) Hunter & Hunter, special Cayman Islands counsel to XL Capital, substantially in the form of Exhibit B-5 and (vi) A&L Goodbody, special Irish counsel to XL Europe, substantially in the form of Exhibit B-6.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (c) OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, substantially in the form of Exhibit C (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

                  (d) CORPORATE DOCUMENTS. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                  (e) OFFICER'S CERTIFICATE. A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of XL Capital, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.02.

                  (f) EXISTING LETTER OF CREDIT AGREEMENT. Evidence that (i) the Account Parties shall have paid in full all principal of and interest accrued on the reimbursement obligations under the Existing Letter of Credit Agreement and all fees and expenses owing by the Account Parties thereunder, (ii) all other amounts (if any) payable by the Account Parties under or in respect of the Existing Letter of Credit Agreement have been paid in full and (iii) the Commitments (as defined in the Existing Letter of Credit Agreement) have terminated.

                  (g) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

                  The obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment by XL Capital of such fees as XL Capital shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the extensions of credit hereunder (to the extent that reasonably detailed statements for such fees and expenses have been delivered to XL Capital).

                  The Administrative Agent shall notify the Account Parties and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders or the Issuing Lender, as the case may be, to issue or continue, Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) on or prior to 3:00 p.m., New York City time, on June 29, 2001 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 5.02. EACH CREDIT EVENT. The obligation of each Lender to issue, amend, renew or extend any Letter of Credit is additionally subject to the satisfaction of the following conditions:

                  (a) the representations and warranties of the Obligors set forth in this Agreement shall be true and correct on and as of the date of issuance, amendment, renewal or


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT extension of such Letter of Credit, as applicable (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) at the time of and immediately after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Obligors on the date thereof as to the matters specified in the preceding sentence.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  Until the Commitments have expired or been terminated and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Account Parties covenant and agree with the Lenders that:

                  SECTION 6.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. Each Account Party will furnish to the Administrative Agent and each Lender:

                  (a) within 135 days after the end of each fiscal year of such Account Party (but in the case of XL Capital, within 100 days after the end of each fiscal year of XL Capital), the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Account Party and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (if such figures were already produced for such corresponding period or periods) (it being understood that delivery to the Lenders of XL Capital's Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (a) to deliver the annual financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (a)), all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Account Party and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP, as the case may be, consistently applied;

                  (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of such Account Party, the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Account Party and its


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of such Account Party as presenting fairly in all material respects the financial condition and results of operations of such Account Party and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP, as the case may be, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Lenders of XL Capital's Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (b) to deliver the quarterly financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (b));

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate signed on behalf of each Account Party by a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.03, 7.05, 7.06 and 7.07 and (iii) stating whether any change in GAAP or (in the case of XL Europe, XL Insurance and XL Re) SAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Account Party or any of its respective Subsidiaries with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any U.S. or other securities exchange, or distributed by such Account Party to its shareholders generally, as the case may be;

                  (f) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (i) the aggregate book value of assets which are subject to Liens permitted under Section 7.03(g) and the aggregate book value of liabilities which are subject to Liens permitted under Section 7.03(g) (it being understood that the reports required by paragraphs (a) and (b) of this Section shall satisfy the requirement of this clause (i) of this paragraph (f) if such reports set forth separately,


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT in accordance with GAAP, line items corresponding to such aggregate book values) and (ii) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital; and

                  (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of XL Capital or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 6.02. NOTICES OF MATERIAL EVENTS. Each Account Party will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a)  the occurrence of any Default; and

                  (b) any event or condition constituting, or which could reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the relevant Account Party setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken by such Account Party with respect thereto.

                  SECTION 6.03. PRESERVATION OF EXISTENCE AND FRANCHISES. Each Account Party will, and will cause each of its Subsidiaries to, maintain its corporate existence and its material rights and franchises in full force and effect in its jurisdiction of incorporation; PROVIDED that the foregoing shall not prohibit any merger or consolidation permitted under Section 7.01. Each Account Party will, and will cause each of its Subsidiaries to, qualify and remain qualified as a foreign corporation in each jurisdiction in which failure to receive or retain such qualification would have a Material Adverse Effect.

                  SECTION 6.04. INSURANCE. Each Account Party will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties in such amounts as is customary in the case of corporations engaged in the same or similar businesses having similar properties similarly situated.

                  SECTION 6.05. MAINTENANCE OF PROPERTIES. Each Account Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by and used or useful in its business and will make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times except if the failure to do so would not have a Material Adverse Effect, PROVIDED, HOWEVER, that the foregoing shall not impose on such Account Party or any Subsidiary of such Account Party any obligation in respect of any property leased by such Account Party or such Subsidiary in addition to such Account Party's obligations under the applicable document creating such Account Party's or such Subsidiary's lease or tenancy.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 6.06. PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS; PAYMENT OF OTHER CURRENT LIABILITIES. Each Account Party will, and will cause each of its Subsidiaries to, pay or discharge:

                  (a) on or prior to the date on which penalties attach thereto, all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income;

                  (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                  (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property (other than Liens not forbidden by Section 7.03) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of such Account Party in any proceeding under the Bermuda Companies Law or Bermuda Insurance Law, or any insolvency proceeding, liquidation, receivership, rehabilitation, dissolution or winding-up involving such Account Party or such Subsidiary;

PROVIDED that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, such Account Party need not pay or discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and so long as such reserves or other appropriate provisions as may be required by GAAP or SAP, as the case may be, shall have been made therefor and so long as such failure to pay or discharge does not have a Material Adverse Effect.

                  SECTION 6.07. FINANCIAL ACCOUNTING PRACTICES. Such Account Party will, and will cause each of its consolidated Subsidiaries to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements required under Section 6.01 in conformity with GAAP and SAP, as applicable, and to maintain accountability for assets.

                  SECTION 6.08. COMPLIANCE WITH APPLICABLE LAWS. Each Account Party will, and will cause each of its Subsidiaries to, comply with all applicable Laws (including but not limited to the Bermuda Companies Law and Bermuda Insurance Laws) in all respects; PROVIDED that such Account Party or any Subsidiary of such Account Party will not be deemed to be in violation of this Section as a result of any failure to comply with any such Law which would not
(i) result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would have a Material Adverse Effect or
(ii) otherwise impair the ability of such Account Party to perform its obligations under this Agreement.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 6.09. USE OF LETTERS OF CREDIT. No Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

                  SECTION 6.10. CONTINUATION OF AND CHANGE IN BUSINESSES. Each Account Party and its Subsidiaries will continue to engage in substantially the same business or businesses it engaged in (or proposes to engage in) on the date of this Agreement and businesses related or incidental thereto.

                  SECTION 6.11. VISITATION. Each Account Party will permit such Persons as any Lender may reasonably designate to visit and inspect any of the properties of such Account Party, to discuss its affairs with its financial management, and provide such other information relating to the business and financial condition of such Account Party at such times as such Lender may reasonably request. Each Account Party hereby authorizes its financial management to discuss with any Lender the affairs of such Account Party.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  Until the Commitments have expired or terminated and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements have been reimbursed, each of the Account Parties covenants and agrees with the Lenders that:

                  SECTION 7.01. MERGERS. No Account Party will merge with or into or consolidate with any other Person, except that if no Default shall occur and be continuing or shall exist at the time of such merger or consolidation or immediately thereafter and after giving effect thereto any Account Party may merge or consolidate with any other corporation, including a Subsidiary, if such Account Party shall be the surviving corporation.

                  SECTION 7.02. DISPOSITIONS. No Account Party will, nor will it permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily (any of the foregoing being referred to in this Section as a "DISPOSITION" and any series of related Dispositions constituting but a single Disposition), any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper or general intangibles with or without recourse), except:

                  (a) Dispositions in the ordinary course of business involving current assets or other assets classified on such Account Party's balance sheet as available for sale;

                  (b) sales, conveyances, assignments or other transfers or dispositions in immediate exchange for cash or tangible assets, PROVIDED that any such sales, conveyances or transfers shall not individually, or in the aggregate for the Account Parties and their respective Subsidiaries, exceed $500,000,000 in any calendar year; or


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (c) Dispositions of equipment or other property which is obsolete or no longer used or useful in the conduct of the business of such Account Party or its Subsidiaries.

                  SECTION 7.03. LIENS. No Account Party will, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets, tangible or intangible, now owned or hereafter acquired by it, except:

                  (a) Liens existing on the date hereof (and extension, renewal and replacement Liens upon the same property, PROVIDED that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing) and listed on Part B of Schedule II;

                  (b) Liens arising from taxes, assessments, charges, levies or claims described in Section 6.06 that are not yet due or that remain payable without penalty or to the extent permitted to remain unpaid under the provision of Section 6.06;

                  (c) Liens on property securing all or part of the purchase price thereof to such Account Party and Liens (whether or not assumed) existing on property at the time of purchase thereof by such Account Party (and extension, renewal and replacement Liens upon the same property); PROVIDED (i) each such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof, and
         (ii) the aggregate amount of the obligations secured by all such Liens on any particular property at any time purchased by such Account Party, as applicable, shall not exceed 100% of the lesser of the fair market value of such property at such time or the actual purchase price of such property;

                  (d) zoning restrictions, easements, minor restrictions on the use of real property, minor irregularities in title thereto and other minor Liens that do not in the aggregate materially detract from the value of a property or asset to, or materially impair its use in the business of, such Account Party or any such Subsidiary;

                  (e) Liens securing Indebtedness permitted by Section 7.07(c) covering assets whose market value is not materially greater than the amount of the Indebtedness secured thereby plus a commercially reasonable margin;

                  (f) Liens on cash and securities of an Account Party or its Subsidiaries incurred as part of the management of its investment portfolio in accordance with XL Capital's Statement of Investment Policy Objectives and Guidelines as in effect on the date hereof or as it may be changed from time to time by a resolution duly adopted by the board of directors of XL Capital (or any committee thereof);

                  (g) Liens on (i) assets received, and on actual or imputed investment income on such assets received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Account Parties' or any of their Subsidiary's business as an insurance or reinsurance company (including GICs) or corporate member of The Council of Lloyd's or as a provider of financial or investment services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities or (ii) any other assets subject to any trust or other account arising out of or as a result of contractual, regulatory or any other


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT requirements; PROVIDED that in no case shall any such Lien secure Indebtedness and any Lien which secures Indebtedness shall not be permitted under this clause (g);

                  (h) statutory and common law Liens of materialmen, mechanics, carriers, warehousemen and landlords and other similar Liens arising in the ordinary course of business; and

                  (i) Liens existing on property of a Person immediately prior to its being consolidated with or merged into any Account Party or any of their Subsidiaries or its becoming a Subsidiary, and Liens existing on any property acquired by any Account Party or any of their Subsidiaries at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed) (and extension, renewal and replacement Liens upon the same property, PROVIDED that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing), PROVIDED that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

                  SECTION 7.04. TRANSACTIONS WITH AFFILIATES. No Account Party will, nor will it permit any of its Subsidiaries to, enter into or carry out any transaction with (including, without limitation, purchase or lease property or services to, loan or advance to or enter into, suffer to remain in existence or amend any contract, agreement or arrangement with) any Affiliate of such Account Party, or directly or indirectly agree to do any of the foregoing, except (i) transactions involving guarantees or co-obligors with respect to any Indebtedness described in Part A of Schedule II, (ii) transactions among the Account Parties and their wholly-owned Subsidiaries and (iii) transactions with Affiliates in good faith in the ordinary course of such Account Party's business consistent with past practice and on terms no less favorable to such Account Party or any Subsidiary than those that could have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

                  SECTION 7.05. RATIO OF TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION. XL Capital will not permit its ratio of (a) Total Funded Debt to
(b) the sum of Total Funded Debt PLUS Consolidated Net Worth to be greater than 0.35:1.00 at any time.

                  SECTION 7.06. CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than the sum of (a) $4,600,000,000 PLUS (b) 25% of net income (if positive) for each fiscal quarter of XL Capital commencing with the fiscal quarter ending June 30, 2001.

                  SECTION 7.07. INDEBTEDNESS. No Account Party will, nor will it permit any of its Subsidiaries to, at any time create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

                  (a)  Indebtedness created hereunder;

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (b)  Indebtedness incurred pursuant to the Credit Agreement;

                  (c) secured Indebtedness (including secured reimbursement obligations with respect to letters of credit) of any Account Party or any Subsidiary in an aggregate principal amount (for all Account Parties and their respective Subsidiaries) not exceeding $300,000,000 at any time outstanding;

                  (d) other unsecured Indebtedness, so long as upon the incurrence thereof no Default would occur or exist;

                  (e) Indebtedness consisting of accounts or claims payable and accrued and deferred compensation (including options) incurred in the ordinary course of business by any Account Party or any Subsidiary;

                  (f)  Indebtedness incurred in transactions described in
         Section 7.03(f); and

                  (g) Indebtedness existing on the date hereof and described in Part A of Schedule II and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof.

                  SECTION 7.08. CLAIMS PAYING RATINGS. XL Capital will maintain at all times a claims-paying rating of at least "A" from A.M. Best & Co. (or its successor) and XL Insurance and XL Re will maintain at all times a rating of at least "A" from Standard & Poor's Rating Services (or its successor).

                  SECTION 7.09. PRIVATE ACT. No Account Party will become subject to a Private Act other than the X.L. Insurance Company, Ltd. Act, 1989.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  If any of the following events ("EVENTS OF DEFAULT") shall occur:

                  (a) any Account Party shall fail to pay any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable;

                  (b) any Account Party shall fail to pay any interest or any fee payable under this Agreement or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of 3 or more days;

                  (c) any representation or warranty made or deemed made by any Account Party in or in connection with this Agreement or any amendment or modification hereof, or in any certificate or financial statement furnished pursuant to the provisions hereof, shall


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT prove to have been false or misleading in any material respect as of the time made (or deemed made) or furnished;

                  (d) any Account Party shall fail to observe or perform any covenant, condition or agreement contained in Article VII;

                  (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) and such failure shall continue unremedied for a period of 20 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to such Obligor;

                  (f) any Account Party or any of its Subsidiaries shall default
         (i) in any payment of principal of or interest on any other obligation for borrowed money in principal amount of $50,000,000 or more, or any payment of any principal amount of $50,000,000 or more under Hedging Agreements, in each case beyond any period of grace provided with respect thereto, or (ii) in the performance of any other agreement, term or condition contained in any such agreement (other than Hedging Agreements) under which any such obligation in principal amount of $50,000,000 or more is created, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity or to terminate its commitment under such agreement, PROVIDED that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (g) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging any Account Party a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of such Account Party under the Bermuda Companies Law or the Cayman Islands Companies Law (2000 Revision) or any other similar applicable Law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of an examiner, receiver or liquidator or trustee or assignee in bankruptcy or insolvency of such Account Party or a substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                  (h) any Account Party shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Bermuda Companies Law or the Cayman Islands Companies Law (2000 Revision) or any other similar applicable Law, or shall consent to the filing of any such petition, or shall consent to the appointment of an examiner, receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or corporate or other action shall be taken by such Account Party in furtherance of any of the aforesaid purposes;


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against any Account Party or any of its Subsidiaries or any combination thereof and the same shall not have been vacated, discharged, stayed (whether by appeal or otherwise) or bonded pending appeal within 45 days from the entry thereof;

                  (j) an ERISA Event (or similar event with respect to any Non-U.S. Benefit Plan) shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events and such similar events that have occurred, could reasonably be expected to result in liability of the Account Parties and their Subsidiaries in an aggregate amount exceeding $100,000,000;

                  (k)  a Change in Control shall occur;

                  (l) XL Capital shall cease to own, beneficially and of record, directly or indirectly all of the outstanding voting shares of capital stock of XL Insurance, XL Re, XL America or XL Europe (except, in the case of any company organized under the laws of Bermuda, for a nominal number of shares owned by nominee shareholders required by the Bermuda Companies Law); or

                  (m) the guarantee contained in Article III shall terminate or cease, in whole or material part, to be a legally valid and binding obligation of each Guarantor or any Guarantor or any Person acting for or on behalf of any of such parties shall contest such validity or binding nature of such guarantee itself or the Transactions, or any other Person shall assert any of the foregoing;

then, and in every such event (other than an event with respect to any Account Party described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Account Parties, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare all fees and other obligations of the Account Parties accrued hereunder to be due and payable in whole (or in part, in which case any fees and other obligations not so declared to be due and payable may thereafter be declared to be due and payable) and thereupon such fees and other obligations, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Account Parties; and in case of any event with respect to any Account Party described in clause (g) or (h) of this Article, the Commitments shall automatically terminate and all fees and other obligations of the Account Parties accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Account Parties.

                  If an Event of Default shall occur and be continuing and XL Capital receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral for the aggregate LC Exposure of all the Lenders pursuant to this paragraph, the Account Parties shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent, which account may be a "securities account"


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

(within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "UNIFORM COMMERCIAL CODE")), in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the total LC Exposure as of such date PLUS any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Account Party described in clause (g) or
(h) of this Article. Such deposit shall be held by the Administrative Agent as collateral for the LC Exposure under this Agreement, and for this purpose each of the Account Parties hereby grant a security interest to the Administrative Agent for the benefit of the Lenders in such collateral account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

                  Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

                  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Account Party or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Account Party or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by an Account Party or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for any Account Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  The Administrative Agent may resign at any time by notifying the Lenders and the Account Parties. Upon any such resignation, the Required Lenders shall have the right, in consultation with XL Capital, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent's resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by XL Capital to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between XL Capital and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                  Notwithstanding anything herein to the contrary, the Lead Arranger, Bookrunner and Co-Syndication Agents named on the cover page of this Agreement shall not have any duties or liabilities under this Agreement, except in their capacity, if any, as Lenders.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to any Account Party, to XL Capital at XL House, One Bermudiana Road, Hamilton HM 11 Bermuda, Attention of William Robbie (Telecopy No. (441) 296-6399); WITH A COPY to Paul Giordano, Esq. at the same address and telecopy number (441) 295-4867);

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Loan and Agency Services Group, Attention of Laura Rebecca (Telecopy No. (212) 552-7490; Telephone No. (212) 552-7253), WITH A
         COPY to The Chase Manhattan Bank, 270 Park Avenue, 15th Floor, New York, New York 10017, Attention of Helen Newcomb (Telecopy No. (212) 270-1511; Telephone No. (212) 270-6260); and

                  (c) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Account Parties and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 10.02.  WAIVERS; AMENDMENTS.

                  (a) NO DEEMED WAIVERS; REMEDIES CUMULATIVE. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Account Parties therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

                  (b) AMENDMENTS. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Obligors and the Required Lenders or by the Obligors and the Administrative Agent with the consent of the Required Lenders; PROVIDED that no such agreement shall:

                  (i) increase the Commitment of any Lender without the written consent of such Lender,

                  (ii) reduce the amount of any reimbursement obligation of an Account Party in respect of any LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,

                  (iii) postpone the scheduled date for reimbursement of any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment or any Letter of Credit (other than an extension thereof pursuant to an "evergreen" provision"), without the written consent of each Lender affected thereby,

                  (iv) change Section 2.08(c) or 2.08(d) without the consent of each Lender affected thereby,

                  (v) release any of the Guarantors from any of their guarantee obligations under Article III without the written consent of each Lender, and

                  (vi) change any of the provisions of this Section or the percentage in the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

and PROVIDED FURTHER that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 10.03.  EXPENSES; INDEMNITY; DAMAGE WAIVER.
                                  ----------------------------------

                  (a) COSTS AND EXPENSES. The Account Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of one legal counsel for the Administrative Agent and one legal counsel for the Lenders, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof and (iii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein.

                  (b) INDEMNIFICATION BY THE ACCOUNT PARTIES. The Account Parties shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (but not including Excluded Taxes), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Letter of Credit or the use of any thereof (including any refusal by any Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Account Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Account Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result from or arise out of the gross negligence or willful misconduct of such Indemnitee.

                  (c) REIMBURSEMENT BY LENDERS. To the extent that the Account Parties fail to pay any amount required to be paid by them to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the extent permitted by applicable law, no Account Party shall assert, and each Account Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Letter of Credit or the use thereof.

                  (e) PAYMENTS. All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 10.04.  SUCCESSORS AND ASSIGNS.

                  (a) ASSIGNMENTS GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Account Party shall assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by an Account Party without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) ASSIGNMENTS BY LENDERS. Any Lender may assign to one or more NAIC Approved Lenders all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment) and under any Letter of Credit to which it is a party (if such Letter of Credit permits such assignment or the beneficiary consents thereto); PROVIDED that

                  (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Account Parties and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld),

                  (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Account Parties and the Administrative Agent otherwise consent,

                  (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement,

                  (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and

                  (v) the assignee, if it shall not be a Lender, shall deliver an Administrative Questionnaire to the Administrative Agent (with a copy to XL Capital);


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

PROVIDED FURTHER that any consent of the Account Parties otherwise required under this paragraph shall not be required if an Event of Default under clause
(a), (b), (g) or (h) of Article VIII has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.06, 2.07 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose vehicle (an "SPV") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Account Parties, the option to provide to the Account Parties all or any part of any LC Disbursement that such Granting Lender would otherwise be obligated to make to the Account Parties pursuant to Section 2.01, PROVIDED that (i) nothing herein shall constitute a commitment by any SPV to make any LC Disbursement, (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such LC Disbursement, the Granting Lender shall be obligated to make such LC Disbursement pursuant to the terms hereof and (iii) the Account Parties may bring any proceeding against either or both the Granting Lender or the SPV in order to enforce any rights of the Account Parties hereunder. The making of an LC Disbursement by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such LC Disbursement were made by the Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof arising out of any claim against such SPV under this Agreement. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may with notice to, but without the prior written consent of, the Account Parties or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Letter of Credit to its Granting Lender or to any financial institutions (consented to by the Account Parties and the Administrative Agent) providing liquidity and/or credit support (if any) with respect to commercial paper issued by such SPV to issue such Letters of Credit and such SPV may disclose, on a confidential basis, confidential information with respect to any Account Party and its Subsidiaries to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit liquidity enhancement to such SPV. This paragraph may not be amended without the consent of any SPV at the time holding LC Disbursements under this Agreement.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (c) MAINTENANCE OF REGISTER BY THE ADMINISTRATIVE AGENT. The Administrative Agent, acting for this purpose as an agent of the Account Parties, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Account Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Account Party and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) EFFECTIVENESS OF ASSIGNMENTS. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) PARTICIPATIONS. Any Lender may, without the consent of the Account Parties or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment); PROVIDED that (i) any such participation sold to a Participant which is not a Lender, a Lender Affiliate or a Federal Reserve Bank shall be made only with the consent (which in each case shall not be unreasonably withheld) of XL Capital and the Administrative Agent, unless a Default has occurred and is continuing, in which case the consent of XL Capital shall not be required, (ii) such Lender's obligations under this Agreement and the other Credit Documents shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iv) the Account Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Credit Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Credit Documents; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Account Parties agree that each Participant shall be entitled to the benefits of Sections 2.06 and 2.07 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

                  (f) LIMITATIONS ON RIGHTS OF ASSIGNEES AND PARTICIPANTS. A Participant or Assignee shall not be entitled to receive any greater payment under Section 2.06 and 2.07 than the applicable Lender would have been entitled to receive with respect to the participation sold to


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT such Participant or the Lender interest assigned, unless the sale of the participation to such Participant or the assignment is made with the Account Parties' prior written consent.

                  (g) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  (h) NO ASSIGNMENTS TO ANY ACCOUNT PARTY OR AFFILIATES. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any LC Exposure held by it hereunder to any Account Party or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                  SECTION 10.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Account Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.06, 2.07 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 10.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 10.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 10.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Account Party against any of and all the obligations of such Account Party now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 10.09.  GOVERNING LAW; JURISDICTION; ETC.

                  (a) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) SUBMISSION TO JURISDICTION. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

                  (c) WAIVER OF VENUE. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  (e) WAIVER OF IMMUNITIES. To the extent that any Account Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT through service of notice, attachment prior to judgment, attachment in aid of execution or execution, on the ground of sovereignty or otherwise) with respect to itself or its property, it hereby irrevocably waives, to the fullest extent permitted by applicable law, such immunity in respect of its obligations under this Agreement.

                  SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 10.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 10.12. TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY.

                  (a) TREATMENT OF CERTAIN INFORMATION. Each of the Account Parties acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to any Account Party or one or more of their Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each of the Account Parties hereby authorizes each Lender to share any information delivered to such Lender by such Account Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that (i) any such information shall be used only for the purpose of advising the Account Parties or preparing presentation materials for the benefit of the Account Parties and (ii) any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  (b) CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority having jurisdiction over the Administrative Agent or any Lender, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit,


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement in writing containing provisions substantially the same as those of this paragraph and for the benefit of the Account Parties, to (a) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (b) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Account Party and its obligations, (vii) with the consent of the Account Parties or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than an Account Party. For the purposes of this paragraph, "Information" means all information received from an Account Party relating to an Account Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Account Party; PROVIDED that, in the case of information received from an Account Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding the foregoing, each of the Administrative Agent and the Lenders agree that they will not trade the securities of any of the Account Parties based upon non-public Information that is received by them.

                  SECTION 10.13. JUDGMENT CURRENCY. This is an international loan transaction in which the specification of Dollars and payment in New York City is of the essence, and the obligations of each Account Party under this Agreement to make payment to (or for account of) a Lender in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by such Lender in New York City of the full amount of Dollars payable to such Lender under this Agreement. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (in this Section called the "JUDGMENT CURRENCY"), the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Dollars at the principal office of the Administrative Agent in New York City with the judgment currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Account Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (in this Section called an "ENTITLED PERSON") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the judgment currency such Entitled Person may in accordance with normal banking procedures purchase and transfer Dollars to New York City with the amount of the judgment currency so adjudged to be due; and each Account Party hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in Dollars, the amount (if any) by which the sum originally due to such Entitled Person in Dollars hereunder exceeds the amount of the Dollars so purchased and transferred.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      X.L. AMERICA, INC.,
                                      as an Account Party and a Guarantor


                                      By
                                         ------------------------
                                         Name:
                                         Title:


                                      XL INSURANCE LTD,
                                      as an Account Party and a Guarantor


                                      By
                                         ------------------------
                                         Name:
                                         Title:


                                      XL EUROPE LTD,
                                      as an Account Party and a Guarantor


                                      By
                                         ------------------------
                                         Name:
                                         Title:


                                      XL RE LTD,
                                      as an Account Party and a Guarantor


                                      By
                                         ------------------------
                                         Name:
                                         Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, XL Capital has caused this Agreement to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                                           EXECUTED AS A DEED by XL CAPITAL LTD,
                                           as an Account Party and a Guarantor

                                           ---------------------------
                                           witness

                                           By
                                             ------------------------
                                             Name:
                                             Title:






                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                  LENDERS
                                  -------


                                   THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                   By
                                      ------------------------
                                      Name:
                                      Title:









                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                 CITIBANK, N.A.

                                 By
                                   ------------------------
                                   Name:
                                   Title:







                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                                     MELLON BANK, N.A.

                                                      By
                                                        ------------------------
                                                        Name:
                                                        Title:








                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                                     BANK OF AMERICA, N.A.

                                                     By
                                                        ------------------------
                                                        Name:
                                                        Title:






                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                  BANK ONE, NA

                                  By
                                     ------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------
                                     Name:
                                     Title:







                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                     BARCLAYS BANK PLC

                                     By
                                        ------------------------
                                        Name:
                                        Title:

                                     By
                                        ------------------------
                                        Name:
                                        Title:

                                      By
                                        ------------------------
                                        Name:
                                        Title:
















                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By
                                          ------------------------
                                          Name:
                                          Title:






                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       DEUTSCHE BANK AG

                                       By
                                          ------------------------
                                          Name:
                                          Title:


<









                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       DRESDNER BANK AG, NEW YORK AND GRAND
                                       CAYMAN BRANCHES

                                       By
                                          ------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------
                                          Name:
                                          Title:












                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       FLEET NATIONAL BANK

                                        By
                                          ------------------------
                                          Name:
                                          Title:











                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       LLOYDS TSB BANK PLC

                                        By
                                          ------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------
                                          Name:
                                          Title:











                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       ABN AMRO BANK N.V., LONDON BRANCH

                                       By
                                          ------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------
                                          Name:
                                          Title:






                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       BANCO SANTANDER CENTRAL HISPANO, S.A.

                                       By
                                          ------------------------
                                          Name:
                                          Title:

                                       By
                                          ------------------------
                                          Name:
                                          Title:





                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       COMERICA BANK

                                       By
                                          ------------------------
                                          Name:
                                          Title:







                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       FIRST UNION NATIONAL BANK

                                       By
                                          ------------------------
                                          Name:
                                          Title:










                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       NATIONAL WESTMINSTER BANK PLC

                                        By
                                          ------------------------
                                          Name:
                                          Title:












                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       STATE STREET BANK AND TRUST COMPANY

                                       By
                                          ------------------------
                                          Name:
                                          Title:











                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT